     EXHIBIT 23.1

     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent pubic accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB, into the Company's previously filed Form S-8 Registration Statement File No. 33-95602, Form S-8 Registration Statement File No. 333-37756 and Form S-3 Registration Statement File No. 333-44096.




    Philadelphia, PA,                                        Arthur Andersen LLP

    April 13, 2001